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                                                                      Exhibit 23

                  CONSENT FOR INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-KSB, into the Registration Statement on Form S-8 of Cumberland Mountain Bancshares, Inc.


/s/ Marr, Miller & Myers, PSC
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Corbin, Kentucky
September 24, 1998